RETIREMENT INCOME BUILDER—BAI VARIABLE ANNUITY

(FORMERLY KNOWN AS RETIREMENT INCOME BUILDER III

VARIABLE ANNUITY)

Issued by

Transamerica Life Insurance Company

Supplement Dated June 2, 2003

to the

Prospectus dated May 1, 2003

Effective immediately, we will not accept any premium payment that is allocated to the fixed account in excess of $5,000, except the dollar cost averaging fixed account option. We also will not accept any premium payment or transfer which would result in the policy value in the fixed account exceeding $5,000, except the dollar cost averaging fixed account option.

This Prospectus Supplement must be accompanied

by the Prospectus for the

Retirement Income Builder — BAI Variable Annuity

(formerly Retirement Income Builder III Variable Annuity)

dated May 1, 2003